WEITZ SERIES FUND, INC.

Hickory Fund

S E M I - A N N U A L

R E P O RT

September 30, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended September 30, 2001, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

September 30, 2001 (9 months)	–23.1%	–20.3%	–2.8%

Dec. 31, 2000	–17.2	–9.1	–8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	–17.3	1.3	–18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993)
Cumulative	204.4	171.6	32.8

Compound Annual
Average Return	14.0	12.5	1.5

The fund’s average annual total return for the one and five years ended September 30, 2001, and for the period since inception (April 1, 1993) was –21.6%, 12.5% and 14.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through September 30, 2001, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $76,106 on September 30, 2001.

Average Annual Total Returns

	1 Year	5 Years	Since Inception (April 1, 1993)

Hickory Fund	–21.6%	12.5%	14.0%
Standard & Poor’s 500 Index	–26.5%	10.2%	12.5%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND
September 30, 2001 – Semi-Annual Report

October 5, 2001

Dear Fellow Shareholder:

     The stock market returned to its losing ways during the third quarter. The value of a Hickory share participated in the decline, losing 24.5% during the quarter. The S&P 500’s total return (including reinvested dividends) was –14.6%, while the Nasdaq Composite lost 30.6%. Over the last twelve months, Hickory’s total return was –21.6%, while the S&P 500’s total return was –26.5% and the Nasdaq Composite’s return was –59.1%. According to Lipper, the average growth mutual fund had a total return of –34.2% over the same twelve month period.

Review and Outlook

     As this is being written, it is only three and a half weeks after September 11. For many of us, this has been a time of reflection. The common knee-jerk reaction that “everything has changed” is certainly wrong. In many corners of society, life will continue on much as it did before. But it is likely just as wrong to say that “nothing has changed”. One can sense that we have all been affected by last month’s events. The difficulty is figuring out what is transient, what is permanent, and what changes are still ahead of us. True understanding will only come with more time and lots of thought.

     As usual, however, the stock market’s reaction has been “act first and think later”. Stock prices dropped broadly in the wake of the attacks, and generally remain lower than they were on September 10. An immediate reaction tends to create opportunities for value investors like us, and this time looks to be no different.

     In thinking about the stock market’s reaction to September 11, it seems useful to consider three separate categories of issues. In the first category are those companies whose businesses are directly involved in travel and leisure. The immediate shock to the travel industry is clear to everyone, and these stocks saw some of the largest declines. It is less clear what the long-term effects will be. Our two largest travel and leisure related holdings are Harrah’s Entertainment and Six Flags. Neither seems likely to be among the most hurt by consumers’ long-term reaction. Nevertheless, both stocks are down significantly. Harrah’s is a gaming company with properties located throughout the U.S. Because of its geographic diversity and emphasis on riverboats that draw primarily local customers who arrive by car, Harrah’s should see less change in its business than a company with operations mostly in Las Vegas. Six Flags operates regional amusement parks across the country and in Europe. Most of its revenues are generated during the summer so changes in consumer behavior right now are not particularly important. If consumers are still reluctant to travel next summer, Six Flags might even benefit if amusement park visitors decide to go to the local Six Flags instead of Disneyworld. It doesn’t seem reasonable that Six Flags will be worth less because of changes resulting from the September attacks.

     The second issue has to do with the economy. It seems clear that the attacks have helped to further weaken the already slowing U.S. economy. Layoffs are rising, many advertisers are delaying or reducing spending, consumer confidence is declining, and companies are cutting capital spending plans. Under these circumstances it is not surprising that stocks of companies that are considered economically sensitive have declined. But there are other forces involved that complicate the situation. Since September 11 the Federal Reserve has aggressively cut interest rates and Congress has been actively pursuing a stimulus plan. No one can really predict the effects of these actions, but it is likely they will at least partially offset the negative economic effects of the attacks. More importantly, we have always believed that the U.S. economy is fundamentally strong, but it is not immune to periodic recessions, and we value companies from that perspective. We see nothing resulting from recent events that would alter this long-term view. The mere fact that the expected recession has arrived does not make the value of a company less.

     Finally, it seems that the willingness of investors to accept risk has declined since September 11. This change is seen from both the general decline in stock prices and from the larger decline in the prices of those companies perceived to be riskier than average. Another way to describe this change is to say the equity risk premiums have risen. With higher premiums, future discounted cash flows are worth less to investors so they are not willing to pay as much for stocks. While it is not surprising that investors see the world as a riskier place, I would argue that they overreacted. The world has always been a risky place. These events merely highlight this reality.

     I have begun the process of repositioning Hickory to take advantage of the current environment. The steps being taken should surprise no one—we are selling those stocks that appear least cheap, and buying those stocks that now offer the best value. This is what we always do, in bad times and in good. Our approach to value investing has always focused on long-term results and this seems to be an environment where patience will be particularly important. But even in these difficult times the long-term prospects for our investments remain quite bright.

     Thank you for your continuing support.

Sincerely,

Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
September 30, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 93.5%
	Auto Services — 4.8%
1,130,700	Insurance Auto Auctions, Inc.* †	$14,746,444	$15,264,450

	Cable Television — 6.6%
940,183	Adelphia Communications Corp. CL A*	23,501,482	20,872,063

	Consumer Products and Services — 5.8%
1,963,700	American Classic Voyages Co.* †	26,145,802	2,670,632
1,285,400	Six Flags, Inc.*	21,326,924	15,720,442

		47,472,726	18,391,074

	Diversified Industries — 0.4%
54,700	Lynch Corp.*	1,953,299	1,230,750

	Financial Services — 12.8%
436,600	AmeriCredit Corp.*	5,557,760	13,805,292
75	Berkshire Hathaway, Inc. CL A*	5,241,150	5,250,000
433,200	Capital One Financial Corp.	11,144,361	19,940,196
3,703,300	Imperial Credit Industries, Inc.* †	46,313,499	1,629,452

		68,256,770	40,624,940

	Health Care — 3.7%
442,800	Lincare Holdings, Inc.*	5,576,857	11,765,196

	Lodging and Gaming — 5.1%
600,000	Harrah’s Entertainment, Inc.*	8,780,745	16,206,000

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Media and Entertainment — 6.0%
340,000	Liberty Media Corp. - A*	$4,924,000	$4,318,000
464,650	Valassis Communications, Inc.*	9,541,493	14,826,981

		14,465,493	19,144,981

	Metal Processing and Fabrication — 7.5%
1,038,700	Quanex Corp. †	17,767,144	23,993,970

	Mortgage Banking — 1.1%
418,200	Resource Bancshares Mtg. Grp., Inc.	4,610,389	3,345,600

	Printing Services — 5.2%
4,446,500	Mail-Well, Inc.* †	46,862,679	16,452,050

	Real Estate Investment Trusts — 7.3%
879,332	Fortress Investment Corp. † #	15,432,206	12,310,648
21,807	Healthcare Financial Partners Units** #	2,175,248	1,779,451
520,000	NovaStar Financial, Inc.†	9,356,282	5,408,000
154,200	Redwood Trust, Inc.	3,157,654	3,716,220

		30,121,390	23,214,319

	Retail Discount — 4.6%
1,750,000	Big Lots, Inc.	26,826,840	14,507,500

	Satellite Services — 2.5%
2,639,900	Loral Space & Communications, Ltd.*	18,949,320	3,431,870
2,566,000	Orbital Sciences Corp.* †	44,112,839	4,670,120

		63,062,159	8,101,990

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications Services — 15.0%
1,004,232	Centennial Communications Corp. *	$4,622,501	$9,038,088
1,261,500	Level 3 Communications, Inc.*	24,128,972	4,768,470
102,400	Lynch Interactive Corp.*	2,758,248	5,068,800
357,400	Rural Cellular Corp. CL A*	14,965,978	8,684,820
102,400	Sunshine PCS Corp. CL A*	1,024	248,320
100,700	Telephone and Data Systems, Inc.	3,422,774	9,496,010
309,200	Western Wireless Corp. CL A*	9,936,281	10,444,776

		59,835,778	47,749,284

	Temporary Employment Services — 5.1%
5,118,200	Labor Ready, Inc.* †	51,119,911	16,327,058

	Total Common Stocks	484,960,106	297,191,225

	CONVERTIBLE PREFERRED STOCKS — 2.8%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative † #	5,768,793	9,062,862

Face amount

	SHORT-TERM SECURITIES — 3.5%
$11,129,582	Wells Fargo Government Money Market Fund	11,129,582	11,129,582

	Total Investments in Securities	$501,858,481	317,383,669

	Other Assets Less Liabilities — 0.2%		562,077

	Total Net Assets — 100%		$317,945,746

	Net Asset Value Per Share		$21.18

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $224,232,882)	$209,594,427
Non-controlled affiliates (cost $277,625,599)	107,789,242	$317,383,669

Accrued interest and dividends receivable		564,278
Receivable for securities sold		4,824,970

Total assets		322,772,917

Liabilities:
Due to adviser		337,889
Payable for securities purchased		4,387,130
Payable for fund shares redeemed		1,000
Other expenses		101,152

Total liabilities		4,827,171

Net assets applicable to outstanding capital stock		$317,945,746

Net assets represented by:
Paid-in capital		495,790,113
Accumulated undistributed net investment income		57,366
Accumulated undistributed net realized gains		6,573,079
Net unrealized depreciation of investments		(184,474,812)

Total representing net assets applicable to shares outstanding		$317,945,746

Net asset value per share of outstanding capital stock
(15,012,195 shares outstanding)		$21.18

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Six Months ended September 30, 2001
(Unaudited)

Investment income:
Dividends	$2,390,499
Interest	270,952

Total investment income	2,661,451

Expenses:
Investment advisory fee	2,086,753
Administrative fee	328,682
Directors fees	2,288
Other expenses	186,362

Total expenses	2,604,085

Net investment income	57,366

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	6,432,317
Net unrealized depreciation of investments	(69,258,729)

Net realized and unrealized gain (loss) on investments	(62,826,412)

Net decrease in net assets resulting from operations	$(62,769,046)

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$57,366	$(1 ,414,610)
Net realized gain	6,432,317	1,918,144
Net unrealized depreciation	(69,258,729)	(67,683,496)

Net decrease in net assets resulting from operations	(62,769,046)	(67,179,962)

Distributions to shareholders from:
Net realized gains	—	(94,915,797)

Total distributions	—	(94,915,797)

Capital share transactions:
Proceeds from sales	31,398,331	85,022,639
Payments for redemptions	(66,548,202)	(250,449,654)
Reinvestment of distributions	—	87,189,311

Total decrease from capital share transactions	(35,149,871)	(78,237,704)

Total decrease in net assets	(97,918,917)	(240,333,463)

Net assets:
Beginning of period	415,864,663	656,198,126

End of period (including undistributed investment income
(loss) of $57,366 and $(1,414,610), respectively)	$317,945,746	$415,864,663

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2001 (Unaudited)		Year ended March 31,

			2001	2000	1999	1998	1997

Net asset value, beginning of period	$25.39		$34.32	$33.94	$29.41	$18.90	$15.56

Income (loss) from investment operations:
Net investment income (loss)	—		(0.09)	(0.18)	0.11	(0.01)	0.05
Net gain (loss) on securities
(realized and unrealized)	(4.21)		(3.55)	3.12	4.96	12.50	4.33

Total from investment operations	(4.21)		(3.64)	2.94	5.07	12.49	4.38

Less distributions:
Dividends from net
investment income	—		—	(0.01)	(0.10)	(0.07)	—
Distributions from realized gains	—		(5.29)	(2.55)	(0.44)	(1.91)	(1.04)

Total distributions	—		(5.29)	(2.56)	(0.54)	(1.98)	(1.04)

Net asset value, end of period	$21.18		$25.39	$34.32	$33.94	$29.41	$18.90

Total return	(16.6	%)†	(11.9%)	8.0%	17.4%	71.8%	28.2%
Ratios/supplemental data:
Net assets, end of period ($000)	317,946		415,865	656,198	638,763	44,328	12,221
Ratio of net expenses to
average net assets	1.25	%*	1.22%	1.23%	1.30%	1.46%	1.50%**
Ratio of net investment income
(loss) to average net assets	0.03	%*	(0.27%)	(0.44%)	0.48%	(0.13%)	0.33%
Portfolio turnover rate	7	%†	22%	46%	40%	29%	28%

*	Annualized
†	Not Annualized
**	Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
September 30, 2001
(Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2001, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 2001, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
 BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
 BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2001.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Transactions in shares:
Shares issued	1,172,142	2,962,948
Shares redeemed	(2,540,529)	(8,849,338)
Reinvested dividends	—	3,148,765

Net decrease	(1,368,387)	(2,737,625)

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $28,549,138 and $65,166,790, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $60,103,932 and $244,578,744, respectively.

The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note 2. Illiquid securities owned at September 30, 2001, include the following:

Cost

Fortress Investment Corp.	$15,432,206
Healthcare Financial Partners Units	2,175,248
NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	5,768,793

Total illiquid securities	$23,376,247

The total value of these securities at September 30, 2001, was $23,152,961, representing 7.3% of the Fund’s net assets.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2001	Gross Additions (Unaudited)	Gross Reductions (Unaudited)	Number of Shares Held Sept. 30, 2001 (Unaudited)	Value Sept. 30, 2001 (Unaudited)	Dividend Income (Unaudited)	Realized Gains/(Losses) (Unaudited)

American Classic Voyages Co.	1,913,700	50,000	—	1,963,700	$2,670,632	$—	$—
Fortress Investment Corp.	879,332	—	—	879,332	12,310,648	1,318,998	—
Imperial Credit Industries, Inc.	3,703,300	—	—	3,703,300	1,629,452	—	—
Insurance Auto Auctions, Inc.	1,130,700	—	—	1,130,700	15,264,450	—	—
Labor Ready, Inc.	5,118,200	—	—	5,118,200	16,327,058	—	—
Mail-Well, Inc.	4,446,500	—	—	4,446,500	16,452,050	—	—
NovaStar Financial, Inc.	520,000	—	—	520,000	5,408,000	67,600	—
NovaStar Financial, Inc. 7% Pfd.
Class B Cumulative	871,429	—	—	871,429	9,062,862	220,036	—
Orbital Sciences Corp.	2,566,000	—	—	2,566,000	4,670,120	—	—
Quanex Corp.	1,110,600	—	71,900	1,038,700	23,993,970	343,888	470,042
United Panam Financial Corp. *	892,000	—	892,000	—	—	—	(6,409,948)

Totals					$107,789,242	$1,950,522	$(5,939,906)

* Company was considered a non-controlled affiliate at March 31, 2001, but as of September 30, 2001, they are no longer a non-controlled affiliate.

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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Board of Directors
     Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/26/2001